Exhibit 10.9

SETTLEMENT AGREEMENT

     THIS SETTLEMENT AGREEMENT (“Agreement”) is made and entered into this 21st day of June, 2006, by and among:

Battle Mountain Gold Exploration Corporation, a Nevada corporation (“BMGX”)

One East Liberty Street, Sixth Floor, Suite 9
Reno, Nevada 89504
Phone: 775-686-6081 Fax: 775-686-6066

Pediment Gold LLC, a Nevada limited liability company (“PGL”)

101 Brownstone Drive
Reno, Nevada 89431
Phone: 775-359-7722 Fax: 775-853-7849

     Nevada Gold Exploration Solutions, LLC, a Nevada limited liability company (“NGXS”), both as an LLC and as the sole Manager of PGL

101 Brownstone Drive
Reno, Nevada 89431
Phone: 775-359-7722 Fax: 775-853-7849

and the following parties, who constitute all of the Members and Managers of NGXS:

Wade A. Hodges
Kenneth N. Tullar
Paul M. Taufen

WITNESSETH

This Agreement is made and entered into with reference to the following facts:

     A. BMGX is choosing not to continue funding PGL activities under the terms of the Letter of Intent - Acquisition Agreement of November 26, 2005 (“LOI”), pursuant to Paragraph 7 of the “Binding Terms” section of the LOI. This decision by BMGX now requires the parties to negotiate and settle upon an equitable division of assets of PGL and the parties.

     B. The LOI was signed by all members of NGXS and the chairman of BMGX on November 26, 2005, and approved by an Action of the Board of Directors of Battle Mountain Gold Exploration Corporation on December 8, 2005. Consideration for the purchase of the balance of PGL, and the exclusive rights to its proprietary water chemistry database, GIS database, water sampling protocol and vapor phase geochemistry was to have been in the form of 3,000,000 previously issued shares of BMGX, through a re-alignment of the founders’ holdings. A total of 3,000,000 restricted and unregistered BMGX founder shares (the “3,000,000 Shares”) were held in escrow in the names of the members of NGXS pending execution of the formal definitive agreement, also referred to in the LOI as an Acquisition Agreement. The terms of the definitive agreement for the purchase of PGL, as contemplated by the express terms of the LOI, were never agreed upon by the parties and no definitive agreement was ever signed by the parties.

     C. PGL owns certain exploration properties; including Hot Pot and Fletcher Junction. PGL controls through a limited, exclusive license granted by NGXS, to use certain intellectual property consisting of NGXS’s proprietary water chemistry database, NGXS’s proprietary data reduction and orientation processes for its GIS database for the State of Nevada, NGXS’s proprietary water sampling protocol and vapor phase geochemistry protocol. BMGX has contributed certain monies to develop the intellectual property, two mining properties and other assets of PGL, and is a Member of PGL. BMGX and NGXS are the only two members of PGL and NGXS is the sole Manager of PGL.

     NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, and other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed by the parties that, in settlement of all claims, charges and disputes among the parties, the parties shall divide the assets developed from BMGX’s investment in both PGL and the members of NGXS, as follows:

     1. The members of NGXS hereby expressly and unconditionally waive all rights, title and interest in and to the 3,000,000 Shares held in escrow and BMGX shall have sole right and title to such shares.

2.  The members of NGXS shall return to BMGX the following issued and outstanding restricted, unregistered 4,800,000 BMGX shares.  The shares shall be delivered upon closing.

Wade A. Hodges	Certificate	#	5021	1,900,000	shares par value	$0.001
Wade A. Hodges	Certificate	#	5034	200,000	shares par value	$0.001
Kenneth N. Tullar	Certificate	#	5020	1,900,000	shares par value	$0.001
Kenneth N. Tullar	Certificate	#	5035	200,000	shares par value	$0.001
Paul M. Taufen	Certificate	#	5037	100,000	shares par value	$0.001
Paul M. Taufen	Certificate	#	5024	500,000	shares par value	$0.001
Total				4,800,000	shares par value	$0.001

     3. The members of NGXS, acting both as the sole Members and in their respective capacities as the sole Managers of NGXS, and NGXS, as the sole Manager of PGL, hereby expressly and unconditionally grant BMGX a 1.25% Net Smelter Return on Hot Pot, as stipulated by the Net Smelter Return Royalty Agreement in Appendix I.

     4. The members of NGXS, acting both as the sole Members and in their respective capacities as the sole Managers of NGXS, and NGXS, as the sole Manager of PGL, hereby expressly and unconditionally grant BMGX a 1.25% Net Smelter Return on Fletcher Junction, as stipulated by the Net Smelter Return Royalty Agreement in Appendix I.

     5. BMGX hereby expressly and unconditionally assigns, surrenders and delivers to NGXS all its rights, titles and interests as a member of PGL, including its member’s interest.

     6. BMGX hereby expressly and unconditionally conveys, disclaims and relinquishes to PGL all rights, titles and interests, if any, in and to the assets of PGL, including its member’s interest, except the Net Smelter Return Royalties as listed in Paragraphs 3 and 4 above.

     7. BMGX hereby expressly and unconditionally conveys, disclaims and relinquishes to NGXS all rights, titles and interests, if any, in and to the proprietary Water Chemistry Database, GIS Database, Sampling Protocol and Vapor Phase Geochemistry and all other intellectual property of NGXS for use in Nevada or anywhere else in the World.

     8. BMGX hereby expressly and unconditionally relinquishes to NGXS all rights, titles and interests, if any, in and to all mining, property and exploration targets identified by BMGX’s investment in the use of the proprietary Water Chemistry Database, GIS Database, Sampling Protocol and Vapor Phase Geochemistry.

     9. BMGX hereby expressly and unconditionally extends the option period relating to options granted by BMGX pursuant to the Termination of Employment of the following three (3) parties to two (2) years after the day and year first above written, said extension to apply only to the following Non-Qualified Stock Option Agreements, dated September 15, 2005, to purchase shares of BMGX stock, par value $0.001 per share, for an exercise price of $0.40 per share:

Wade A. Hodges	300,000	shares
Kenneth N. Tullar	200,000	shares
Paul M. Taufen	50,000	shares

These options are not qualified under the “cashless exercise” option.

     10. BMGX agrees to immediately file Form S-8, or such other forms, with the SEC, and to take all other actions necessary to register the stock options listed in Paragraph 9 above.

     11. BMGX agrees to return to PGL all documents relating to the general business of PGL and all reports and computer files relating to Hot Pot property, Fletcher Junction property, Reconnaissance Targets and certain intellectual property, consisting of NGXS’s proprietary water chemistry database, NGXS’s proprietary data reduction and orientation processes for its GIS database for the State of Nevada, NGXS’s proprietary water sampling protocol and vapor phase geochemistry protocol. BMGX agrees and covenants that it and its affiliates will not disclose, disseminate or use any of the foregoing for any purpose.

12.  BMGX agrees to assume up to $15,162.88 for work performed by PGL up to  March 31, 2006 upon closing, detailed as follows:

Date	Invoice	Description	Amount
12/30/2005	#8-849-35997 Fed Ex	Shipping	$72.30
2/27/2006	# NGXS-2-2006 Paul Taufen	February Fees & Expenses	800.00
3/31/2006	#03-06 Wade A. Hodges	March Fees & Expenses	8,557.47
	James L. Buskard	Unpaid March Fees & Expenses	2,628.65
	Act Labs	Outstanding Balance	1,254.46
4/24/2006	# 3266 Mark Bailey & Co.	Tax & Book Keeping Services	1,850.00
		Total	$15,162.88

13.	Miscellaneous.

	a.	Time. Time is of the essence of this Agreement and in the performance and enforcement of each of the promises, covenants, representations and warranties of the parties contained herein. For the purpose of computing any period of time prescribed herein or relating hereto, the first day shall be excluded. If the period of time is six (6) days or more, weekends and public holidays shall be included. An act required to be performed on a day shall be performed at on before close of business on such day. If an act is required to be performed on a certain day and such day is not a regular business day, the time of performance or measurement shall be extended to and including the next regular business day.

	b.	Further Assurance. The parties are obligated to execute and deliver such other instruments and to take such other actions as are necessary to complete the contemplated transactions.

	c.	Diligently Close. The parties are obligated to diligently close the transaction, including BMGX’s prompt execution and delivery of documents necessary to assure that NGXS receives all of the consideration it is promised, and NGXS’s prompt execution and delivery of documents necessary to assure that BMGX receives all of the consideration it is promised. The closing shall occur no later than July 1, 2006.

	d.	Entire Agreement. This Agreement constitutes the entire agreement of the parties and all prior rights, negotiations and representations are merged herein. The provisions of this agreement shall supersede all other previous oral or written agreements between the parties hereto.

	e.	Binding Effects. This Agreement shall inure to the benefit of, and be binding upon, the parties and their several successors interested in any capacity.

	f.	Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Nevada. All disputes shall be arbitrated in accordance with the terms of Appendix I.

	g.	Notices. Any notice or notices which any party hereto deems necessary, useful or convenient to give to any other party or parties hereto, at any time and from time to time, shall be in writing and shall be personally served upon or mailed to the parties at the addresses listed in the first paragraph of this Agreement.

h.	Attorney’s Fees and Cost. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the above provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorney’s fees and other costs incurred in that action or proceeding, in addition to any other relief to which he may be entitled.

i.	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to constitute one and the same instrument.

j.	Captions. Article and paragraph captions contained in this Agreement are inserted only as a matter of convenience and reference. Said captions shall not be construed to define, limit, restrict, extend or describe this Agreement or the intent of any provision hereof.

k.	Gender and Number. Whenever used in this Agreement and as required by the context of the transaction, the single number shall include the plural, the plural number shall include the singular, and masculine gender shall include the feminine and neuter.

l.	Form of Association. As required by the context, the term “person” shall include individuals, partnerships, limited partnerships, corporations, estates and trusts.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

________________________________
Mark Kucher
Chairman
Battle Mountain Gold Exploration Corp.

_________________________________
Kenneth N. Tullar
Member and Manager of
Nevada Gold Exploration Solutions, LLC,
A Member and Sole Manager of
Pediment Gold LLC

_________________________________
Wade A. Hodges
Member and Manager
Nevada Gold Exploration Solutions, LLC

_________________________________
Paul M. Taufen
Member and Manager
Nevada Gold Exploration Solutions, LLC

APPENDIX I

     To the Settlement Agreement by and among BMGX, PGL, NGXS and the Members of NGXS

NET SMELTER RETURN ROYALTY AGREEMENT

     This Net Smelter Return Royalty is dated as of the day and year first above written BETWEEN:

Pediment Gold LLC
(the “Owner”)
-
-	and
-
-	Battle Mountain Gold Exploration Corporation
-	(“BMGX”)

     WHEREAS the Owner is the legal and beneficial owner of certain mineral exploration properties located in Nevada and known as the Fletcher Junction Property and the Hot Pot Property.

     NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, it is agreed as follows:

1.	DEFINITIONS

	a.	“Affiliate” means, with respect to any person, another person that is, at any time now or hereafter, directly or indirectly controlling, controlled by or under direct or indirect common control with, such person.

	b.	“Business day” means any day which is not a Saturday, Sunday or banking holiday in the United States of America.

	c.	“Control” means, with respect to any person, voting securities carrying more than 50% of the votes for the election of directors of such person which, if exercised, are sufficient to elect majority of the board of directors of such person, or any other person who has the power to direct or cause the direction of the management and policies of such person, whether through the ownership of shares or by contract or otherwise.

	d.	“Encumbrance” means any mortgage, charge, pledge, lien or security interest.

	e.	“Existing Properties” means the Fletcher Junction Property and the Hot Pot Property.

	f.	“Expenses” means, with respect to any particular period, the following expenses to the extent incurred by the Owner during such period:

		i.	sales, use, gross receipts and severance taxes and all mining taxes, payable by the Owner or other operator of the Existing Properties, that are based directly upon, and actually assessed against, the value or quantity of Minerals sold or otherwise disposed of from the Existing Properties; but excluding any and all taxes based upon the net or gross income of the Owner or other operator of the Existing Properties, the value of the Existing Properties or the privilege of doing business, and other taxes assessed on a similar basis; but for greater certainty, without deduction in respect of any other royalty in respect of the Existing Properties:

ii.	charges and costs, if any, for transportation (including, but not limited to, direct insurance costs while in transit) of Minerals from the Existing Properties to places where such Minerals are smelted, refined, and/or sold or otherwise disposed of; and

iii.	charges, costs (including assaying, sampling and sales costs) and all penalties, if any, charged by any off-site arm’s length smelter or refiner of the Minerals; but, if smelting and/or refining are carried out in facilities owned or controlled, in whole or in part, by the Owner, then the charges and costs for such smelting or refining of such Minerals shall be the lesser of: (A) the charges and costs the Owner would have incurred if such smelting or refining was carried out at facilities that are not owned or controlled by the Owner and that are offering comparable services for comparable products; and (B) the actual charges and costs incurred by the Owner with respect to such smelting and refining.

g.	“Fletcher Junction Property” means the unpatented mining claims described on Schedule A1 hereto, as well as all additional mining claims, mining leases and other mineral and surface rights in which the Owner has or acquires a direct or indirect interest, if all or any part of such property lies within 2.5 miles of any boundary of the current property boundary.

h.	“Gross Proceeds” means, without duplication, with respect to any particular period, the value of all consideration, monetary or otherwise (including insurance proceeds): (i) paid to any person, including the Owner in respect of the sale or other disposition of Minerals during such period; and (ii) paid to any person from the sale or other disposition of Tailing during such period; and, without limiting the foregoing, for purposes of determining the Gross Proceeds received by the Owner from sales of Minerals in respect of hedging transactions, the value of the consideration received by the Owner shall be deemed to be the Spot Prices of the applicable Minerals, and for purposes of determining Gross Proceeds received by the Owner in connection with the repayment of any gold loan, the value of the consideration paid by the Owner shall be deemed to be the Spot Prices of the applicable Minerals at the time of such repayment.

i.	“Hot Pot Property” means the owners lease hold interest in the mineral estate and the Minerals on, in and under the lands described in Schedule A2 attached to and by this reference incorporated in this Agreement, pursuant to the Mining Lease Agreement (the “Mining Lease Agreement”) between Owner and Julian Tomera Ranches, Inc. as well as all additional mining claims, mining leases and other mineral and surface rights in which the Owner has or acquires a direct or indirect interest, if all or any part of such property lies within 2.5 miles of any boundary of the current property boundary.

j.	“Minerals” means all naturally occurring metallic and non-metallic minerals that are mined or otherwise recovered from the Existing Properties, whether in the form of doré, concentrates, tailings, or otherwise, including, without limitation, gold, silver, lead, zinc, copper, limestone, precious gems, coal, salt and all beneficiated or derivative products thereof.

k.	“Net Smelter Returns” means, with respect to any particular period, the difference between Gross Proceeds and Expenses for such period.

l.	“Permitted Encumbrances” means the Royalty and any other Encumbrance disclosed on Schedule B hereto.

m.	“Prime Rate” means, at any particular time, the reference rate of interest, expressed as a rate per annum that the Bank of New York establishes as its prime rate of interest.

n.	“Refinery” means any smelter, refiner or other processor, purchaser or other user of the Minerals.

o.	“Royalty” means the right of BMGX to receive the payments described in subsection 2 of this agreement.

p.	“Spot Price” means, with respect to a particular Mineral, the price determined for such Mineral on the date on which payment for such Mineral is delivered or credited to the account of the Owner and, for such purposes, the “spot price” of gold shall be determined using the price of gold in U.S. Dollars on the London Bullion Market Afternoon Fix on such day, and the “spot price” of any other Mineral shall be determined using the price of such Mineral quoted at the close of business on such day by the New York Commodity Exchange; and if, for any reason the London Bullion Market or the New York Commodity Exchange is no longer in operation or the “spot price” of a particular Mineral is not quoted on the London Bullion Market or the New York Commodity Exchange, the “spot price” of such Mineral shall be determined by reference to the price of such Mineral on another similar commercial exchange entity having the largest volume of trading in such Mineral on such day; and the exchange rate used to convert a “spot price” to U.S. Dollars from any other currency on a particular date shall be the exchange rate for such other currency on such date published by the Wall Street Journal, New York.

q.	“Tailings” means all mineral-bearing materials (including, without limitation, gold and silver) located in or on the Existing Properties on or after the date hereof, resulting from the extraction and recovery of Minerals.

2. GRANT OF ROYALTY

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Owner, and subject to the terms of this agreement, the Owner hereby grants, sells, assigns, transfers and conveys to BMGX a right to receive payments in respect of Net Smelter Returns, calculated at the rate of 1.25% of Net Smelter Returns, from the production of minerals from the Fletcher Junction Property and the Hot Pot Property.

The royalty in the Hot Pot Property shall be an overriding royalty in the lease hold estate under the Mining Lease Agreement.

3.	TIME AND MANNER OF ROYALTY PAYMENTS

	a.	The Royalty shall be calculated in respect of Net Smelter Returns after the date hereof and shall be paid to BMGX by each applicable Refinery simultaneously with any payment (or other credit to the Owners account) made by such Refinery to the Owner in respect of any sale or other disposition of the Minerals, subject to section 10.

	b.	The Owner shall execute an irrevocable direction in the form of Schedule C hereto pursuant to which the Owner shall irrevocably direct each Refinery to pay the Royalty directly to BMGX, calculated in accordance with section 2 of this agreement. In addition, the Owner shall provide each Refinery with all information necessary to permit such Refinery to calculate the Royalty payment in sufficient time to permit timely payment thereof, and a copy of all such information shall be concurrently delivered to BMGX. Notwithstanding that the Royalty payments will be paid by the Refinery, the obligation to make payment of the Royalty hereunder is an obligation of the Owner and any failure by the Refinery to make any such payment does not in any way limit the obligation of the Owner to make such payment to BMGX.

	c.	Any portion of any Royalty payment that relates to the sale or other disposition of gold shall be paid to BMGX, at BMGX’s option, in gold bullion and shall be satisfied by the provision of appropriate gold credit in respect thereof in favor of BMGX at the applicable Refinery. BMGX shall provide the Owner with written notice of BMGX’s election to receive payment in gold bullion not less than 5 business days prior to the date on which the next applicable Royalty payment is to be made to BMGX. Each Royalty payment paid in gold bullion shall be converted to gold bullion at the price of gold paid by the Refinery or, if sold pursuant to a hedging transaction, at the Spot Price for gold, and used to calculate the amount of such Royalty payment. Each Royalty payment, or portion thereof, that is not payable in gold bullion shall be paid in immediately available U.S. Dollars, in cash or by certified check, bank draft or wire transfer. All Royalty payments that are not payable in gold bullion shall be delivered to BMGX at its principal place of business as specified in subsection 19(g) or in such manner or at such other place as specified in writing by BMGX.

	d.	All Royalty payments, including interest and penalties, if any, shall be made without withholding of or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (collectively, “Withholdings”), unless such Withholdings are imposed or levied, and are required, by or on behalf of the Government of the United States of America or any political subdivision thereof, or any department, authority or agency therein or thereof having power to tax. If any Withholding is required in respect of any Royalty payment, the Owner shall pay to BMGX such additional amounts as are necessary in order that the Royalty payment received by BMGX after deduction of such Withholdings equals the Royalty payment that would have been received by BMGX if such Withholdings had not been deducted.

	e.	Concurrently with each Royalty payment, the Owner shall prepare and deliver to BMGX a detailed statement of the manner in which such Royalty payment was calculated, including: (i) the quantity of Minerals to which such Royalty payment is applicable; (ii) the calculation of the applicable Net Smelter Returns; (iii) the price(s) paid by the Refinery for the applicable Minerals.

	f.	BMGX may object in writing to any statement and payment amount within 6 months after receipt of the relevant statement or payment. If any Royalty payment has not been paid in full as provided herein, BMGX may give the Owner notice in writing of such default and, unless BMGX has received such payment within 5 business days after receipt of such notice by the Owner, the Owner shall pay interest on the amount by which such payment is delinquent (as well as interest on interest) at a rate of Prime Rate plus 1% per annum, calculated daily and compounded monthly, commencing on the date on which such delinquent amount was due and continuing until BMGX receives payment in full on such delinquent amount and all accrued interest thereon. If the amount of any adjustment to the aggregate Royalty payments required to be paid to BMGX during a calendar year is more than $10,000, the Owner shall pay a penalty to BMGX equal to the amount of the adjustment multiplied by the Prime Rate plus 1%.

4.	RIGHT OF FIRST REFUSAL ON ADDITIONAL ROYALTIES

	a.	If the Owner receives a bona fide offer (an "Offer") from a third party (the "Purchaser") to purchase or acquire from the Owner, or if the Owner otherwise intends to reserve, grant or create, any additional royalty or other non-equity participation in respect of any minerals or profits relating to the Fletcher Junction Property or the Hot Pot Property (an "Additional Royalty"), the Owner shall not reserve, create, grant or sell such Additional Royalty unless BMGX has been given the first right of refusal to purchase such Additional Royalty in accordance with this section.

	b.	If the Owner wishes to accept an Offer, then a copy of such Offer shall be delivered to BMGX. In addition to a copy of such Offer, the Owner shall provide to BMGX:

		i.	Written notification of the identity of the Purchaser;

		ii.	A written description of each type of cash and non-cash consideration (including, without limitation, tangible or intangible assets, property, negotiable instruments, securities or other benefits) included in the Offer, together with a statement of the monetary value as of the date of such Offer of any non-cash consideration.

		iii.	Written confirmation that there is no other direct or indirect supplementary cash or non-cash consideration to be received by the Owner, the Purchaser or any other person in connection with such Offer, other than as disclosed in paragraph 4(b)(ii) above, and that such Offer is not made as part of, or in connection with, any other transaction; and

		iv.	A certificate of a senior officer of the Purchaser, or a certificate of the Purchaser’s external auditor, confirming that the monetary value of the non-cash consideration receivable by the Owner pursuant to the Offer is not less than the monetary value thereof described to BMGX pursuant to paragraph 4(b)(ii) above.

c.	BMGX may notify the Owner of BMGX’s intention to purchase such Additional Royalty at any time within the 45 day period commencing on the date on which BMGX has received all information referred to in subsection 4(b) above. If BMGX does not agree to purchase such Additional Royalty within such 45 day period, the Owner may thereafter reserve, create, grant or sell such Additional Royalty to the Purchaser, provided that:

	i.	The terms and conditions offered to such Purchaser are the same as the terms and conditions stated in the Offer and described in the information provided pursuant to paragraphs 4(b)(i), (ii) and (iii);

	ii.	Such Purchaser purchases the Additional Royalty within 90 days after the above-noted 45 day period has expired or 90 days after BMGX notified the Owner of its intention not to buy the Additional Royalty, whichever is earlier; and

	iii.	The Owner complies with the terms and conditions specified in section 18 of this agreement.

If the Additional Royalty is not purchased by the Purchaser within such 90 day period, then the terms of this section shall again, and from time to time, apply and BMGX shall be entitled to a first right of refusal in respect of any Offer, in accordance with the terms of this section.

d. The owner shall not reserve, create, grant or sell any Additional Royalty except in accordance with this section 4 and section 18.

5. REPRESENTATIONS AND WARRANTIES OF THE OWNER

The Owner hereby represents and warrants as follows:

a. The Owner is a limited liability company duly formed, organized, validly existing and in good standing under the laws of the State of Nevada.

b. The Owner has all necessary power and authority to enter into and perform its obligations under this agreement and to carry on its business as now conducted and as currently proposed to be conducted.

c. Neither the execution nor delivery of this agreement nor the consummation of the transactions contemplated herein nor compliance with the terms, conditions and provisions of this agreement will conflict with or result in a breach of any terms, conditions or provisions of the charter documents or by-laws of the Owner, any law, rule or regulation having the force of law, any contractual restrictions that are binding upon the Owner, or any of the Fletcher Junction Property, or the Hot Pot Property, or any writ, judgment, injunction, determination or award that is binding upon the Owner.

d.	The execution and delivery of this agreement and the consummation by the Owner of the transactions contemplated herein have been duly authorized by all necessary corporate action, and all necessary third party consents have been obtained.

e.	This agreement has been duly executed and delivered by the Owner and constitutes a valid and legally binding obligation of the Owner, enforceable in accordance with its terms by BMGX against the Owner.

f.	Except as set forth in Schedule B, there are no actions, suits or proceedings pending or, to the best knowledge of the Owner, threatened against or affecting the Owner, any of the Fletcher Junction Property or the Hot Pot Property or the Minerals, before any court, arbitrator or governmental administrative body or agency, that might materially adversely affect the Fletcher Junction Property or the Hot Pot Property or the Owner’s Interest therein or challenge the validity or propriety of the transactions contemplated herein. The Owner is not in default in any material respect under any applicable statute, rule, order, decree or regulation of any court, arbitrator or governmental body or agency having jurisdiction over the Owner.

g.	The Owner has filed all the tax returns that are required to be filed and has paid all taxes that have become due pursuant to such returns or pursuant to any assessment received by the Owner.

h.	The Owner possesses, and will at all times during the term of this agreement possess, all material licenses, approvals and consents from all applicable levels of government and from all regulatory authorities that are required to properly conduct the business on the Fletcher Junction Property and the Hot Pot Property.

i.	There is no Encumbrance upon or with the respect to the Fletcher Junction Property and the Hot Pot Property, the Royalty, the Minerals, receivables derived from the sale or other disposition of the Minerals or the income of the Owner, other than Permitted Encumbrances.

j.	To the best of the Owner’s knowledge, information and belief, the Owner has good and marketable title to, and is in exclusive possession of all right, title and interest in and to, the Fletcher Junction Property and the Hot Pot Property, either as owner or lessee, as the case may be, subject only to Permitted Encumbrances.

k.	To the best of the Owner’s knowledge, information and belief, each mining lease and mining claim constituting or relating to the Fletcher Junction Property and the Hot Pot Property and the Mining Lease Agreement is fully and accurately disclosed on Schedule A1 or A2 respectively, to this agreement, is in good standing, has been properly recorded in accordance with all applicable laws, and all assessment work has been done and all rental and other amounts owing thereunder have been paid to the date hereof.

l.	Not Applicable.

m.	Not Applicable.

	n.	To the best of the Owner’s knowledge, information and belief, the Owner is the sole registered and beneficial owner of, all right, title and interest in and to the unpatented mining claims which comprise the Fletcher Junction Property and owner is the sole lessee of the Hot Pot Property, and there are no outstanding rights, agreements or options in favor of any third party to acquire any interest in any of the foregoing claims.

	o.	Upon registration of notice of the Royalty on title to the Fletcher Junction Property and the Hot Pot Property, the Royalty will constitute a real property interest in the Fletcher Junction Property, that will run with such claims and will be enforceable against the Owner and against any third party acquirer, assignee or transferee of all, or any part of, the Fletcher Junction Property, and the royalty will constitute an overriding royalty against the Mining Lease Agreement.

	p.	The unpatented mining claims described in Schedule A1 comprise all of the mining claims, mining leases, surface rights and mineral rights relating to the exploration project referred to as the Fletcher Junction Property.

	q.	The property described in Schedule A2 comprises the mining lease relating to the exploration project referred to as the Hot Pot Property.

	r.	Not Applicable.

	s.	The unpatented mining claims described and the Mining Lease Agreement in Schedules A1 and A2 comprise all of the mining claims, mining leases, surface rights and mineral rights owned or used by the Owner of the date hereof.

	t.	There are no material facts or material changes with respect to PGL that have not been disclosed to BMGX.

6.	REPRESENTATIONS AND WARRANTIES OF BMGX

BMGX hereby represents and warrants as follows:

	a.	BMGX is a corporation duly incorporated and validly existing under the laws of Nevada.

	b.	BMGX has full corporate right, power and authority to enter into and perform its obligations under this agreement.

	c.	This agreement has been duly executed and delivered by BMGX and constitutes a valid and legally binding obligation of BMGX, enforceable in accordance with its terms by the Owner against BMGX.

	d.	BMGX has all necessary regulatory approvals and consents to enter into this agreement and to acquire the Royalty.

7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     All representations, warranties, covenants and agreements of the Owner and BMGX set forth in this agreement shall survive the purchase hereunder of the Royalty, notwithstanding the purchase of the Royalty by BMGX and any investigation made by or on behalf of the Owner and BMGX, respectively, and all such representations, warranties, covenants and agreements of the Owner and BMGX shall continue during the term of this agreement in full force and effect for the benefit of BMGX and the Owner, respectively.

8.	TERM

This agreement shall continue from the day and year first above written, in perpetuity.

9.	COMMINGLING

     Before any Minerals are commingled with minerals from any other properties, the Minerals shall be measured and sampled in accordance with sound mining and metallurgical practices for moisture, metal, and other appropriate content. Representative samples of the Minerals shall be retained by the Owner and assays (including penalty substances) and other appropriate analyses of these samples shall be made before commingling to determine metal, mineral and other appropriate content and penalty substances of the Minerals. From this information, the Owner shall determine the quantity of the Minerals subject to the Royalty notwithstanding that the Minerals have been commingled with minerals from other properties. Following the expiration of the period for objections described in subsection 3(f) above, and absent timely objection, if any, made by BMGX, the Owner may dispose of the materials and data required to be kept and produced by this section.

10. HEDGING TRANSACTIONS

     All profits and losses resulting from the Owner or operator engaging in any commodity futures trading, option trading, metal trading, gold loans or any combination thereof, and any other hedging transactions (collectively “hedging transactions”) are specifically excluded from calculations of Royalty payments pursuant to this agreement. All hedging transactions by the Owner or operator and all profits or losses associated therewith, if any, shall be solely for the Owner or operators account. The amount of Royalty to be paid on all Minerals subject to hedging transactions by the Owner or operator shall be determined pursuant to the provisions of this section. The Owner shall only enter into hedging transactions in respect of Minerals if the Net Smelter Returns in respect thereof are not that portion of Net Smelter Returns that represents or constitutes a Royalty payment, depending upon the rate of which the Royalty is calculated at the applicable time, of all Minerals delivered to the Refinery shall not be subject to hedging transactions and shall be available to satisfy each Royalty payment. With respect to Minerals subject to hedging transactions by the Owner, Net Smelter Returns shall be determined without reference to hedging transactions and shall be determined by using the Spot Price.

11.	BOOK: RECORDS: INSPECTIONS

a. The Owner shall keep true and accurate books and records of all of its operations and activities with respect to the Existing Properties and the Minerals, prepared on an accrual basis in accordance with US generally accepted accounting principles, consistently applied. BMGX may, from time to time, perform audits or other examinations of all of the Owner’s books and records to confirm Net Smelter Return calculations and compliance with the terms of this agreement. BMGX shall promptly commence, and diligently complete, any audit or other examination permitted hereunder. The reasonable expenses of any audit or other examination permitted hereunder shall be paid by BMGX, unless the results of such audit or other examination permitted hereunder disclose a deficiency in respect of the Royalty payments paid to BMGX hereunder in a monthly amount greater than $10,000, in which event the costs of such audit or other examination shall be paid by the Owner.

	b.	Upon commencement of production, thereafter within six months after the end of each calendar year, the Owner shall provide BMGX with an annual report of Minerals mined, Minerals milled, recoveries, grades, net Smelter Return expenses and capital and development expenses with respect to the Existing Properties during such calendar year. Such annual report shall include estimates of proposed expenditures upon, anticipated production from and estimated remaining Mineral reserves on the Existing Properties for the succeeding calendar year and any changes to, or replacements of, the mine plan or any “life of mine” plan with respect to the Existing Claims. The Owner shall provide BMGX with a copy of any “life of mine plan”, if produced, within 30 days of its approval by the Owner and any material changes to, or replacements of, any such “life of mine” plan or any mine plan within 30 days after such change or replacement thereof. The Owner agrees, at the request of BMGX, to provide BMGX with such data or reports as may be reasonably required to file with stock exchanges or securities commissions in connection with any listing applications or prospectus filings.

	c.	Upon not less than 5 business days’ notice to the Owner, BMGX, or its authorized agents or representatives, may, under the direction and control of the Owner, enter upon all surface and subsurface portions of the Fletcher Junction Property and Hot Pot Property, for the purpose of inspecting the Existing Properties, all improvements thereto and operations thereon, and all production records and data pertaining to all production activities and operations on or with respect to the Existing Properties, including without limitation, records and data that are electronically maintained.

BMGX, or its authorized agents or representatives, shall enter upon the Existing Properties at its own risk and expense and shall not hinder the operations and activities on or relating to the Fletcher Junction Property and Hot Pot Property.

12.	COMPLIANCE WITH LAWS: ENVIRONMENTAL OBLIGATIONS

	a.	The Owner shall indemnify and save BMGX harmless from any loss, cost or liability (including, without limitation, reasonable legal fees) arising from a claim against BMGX in respect of any failure by Owner to at all times comply with all applicable present or future federal, state, county and local laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies and guidelines relating to the Owner’s operations and activities on or with respect to the Fletcher Junction Property and the Hot Pot Property; provided, however, the Owner shall have the right to contest any of the same if such contest does not jeopardize any such claims or BMGX’s rights thereto or under this agreement.

b.	The Owner shall indemnify and save BMGX harmless from any loss, cost or liability (including, without limitation, reasonable legal fees) arising from a claim against BMGX in respect of:

	i.	any failure by the Owner to timely and fully perform all reclamation required by all governmental authorities pertaining or related to the Owner’s operations or activities on or with respect to the Fletcher Junction Property and the Hot Pot Property or required under this agreement;

	ii.	the Owner, causing, suffering, or permitting any condition or activity at, on or in the vicinity of the Fletcher Junction Property and the Hot Pot Property which constitutes a nuisance; or

	iii.	any failure by the Owner which results in a violation of or liability under any present or future applicable federal, state, county or local environmental laws, statues, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies or guidelines.

c. Owner shall have no obligations under this Section 12 for any activities which occur on the Fletcher Junction Property and the Hot Pot Property after Owner surrenders or transfers the Fletcher Junction Property or the Hot Pot Property.

13. TAILINGS

     All Tailings shall be subject to the Royalty. If commingling of the Tailings occurs in accordance with the terms of this agreement, the amount of such Tailings subject to the Royalty shall be based upon the estimated weight of such Tailings multiplied by the estimated recoverable grade of such Tailings.

14. STOCKPILING

     The right of the Owner or operator to stockpile, store or place Minerals in locations off the Existing Properties (the “Other Locations”) shall not be exercisable until the Owner or operator has first obtained a written agreement from each owner (the “Other Owner”) of the Other Locations where such Minerals will be stockpiled, stored or placed, in recordable form, in favor of BMGX and executed by such Other Owner that provides:

a.	that BMGX’s rights with respect to the Minerals pursuant to this agreement shall continue in full force and effect with respect to the Minerals stored at the Other Locations;

b.	that BMGX’s rights in and to the Minerals stored at such Other Locations shall be the same as if the Minerals were situated on the Existing Properties;

c.	that BMGX’s rights with respect to the Minerals stored at such Other Locations shall have priority over the Other Owner’s rights with respect to the Minerals stored at such Other Locations; and

d.	that the agreement executed by the Other Owner shall not be terminated as long as any Minerals are stored at the Other Locations.

15.	MAINTENANCE OF PROPERTY

	a.	The Owner will use its reasonable best efforts to maintain the right, title and interest of the Owner and BMGX in and to the Fletcher Junction Property and Hot Pot Property, and without limiting the foregoing or any other terms of this agreement, the Owner will pay when due all property payments and other amounts owing in respect of such claims and will maintain such claims in good standing.

	b.	Notwithstanding the foregoing, the Owner shall be entitled from time to time to abandon or surrender or allow to lapse or expire all or any part or parts of the Fletcher Junction Property and Hot Pot Property (the “Abandoned Claims”) if:

		i.	the Owner determines, acting reasonably, that such part or parts are not economically viable or otherwise have insufficient value to warrant continued mining operations;

		ii.	the Owner has provided BMGX with not less than 5 days’ prior written notice of the Owner’s intention to abandon, surrender, or allow the expiry or lapse of , such Abandoned Claims; and

		iii.	within 5 days after receipt by BMGX of written notice from the Owner pursuant to paragraph 15 (b) (ii) BMGX has not provided the Owner with written notice of BMGX’s intention to acquire such Abandoned Claims.

			c.	Notwithstanding subsection 15 (b), the Owner shall not abandon or surrender, or allow to lapse or expire, any part or parts of mining claims or leases relating to or comprising the Existing Properties for the purpose of permitting any third party to acquire such part or parts of such claims and avoid the Royalty; and if the Owner, or any associate, affiliate or related party of the Owner, acquires any part or parts of such Abandoned Claims, the calculation of the Royalty pursuant to section 2 shall include all Minerals relating to such Abandoned Claims.

			d.	If BMGX provides the Owner with written notice of BMGX’s intention to acquire the Abandoned Claims, the Owner shall forthwith transfer to BMGX all of the Owner’s right, title and interest in and to such Abandoned Claims for aggregate consideration of $1.00 without any representations or warranties and BMGX shall assume all obligations regarding the Abandoned Claims, as applicable.

16. CONDUCT OF OPERATIONS

a. All decisions concerning methods, the extent, times, procedures and techniques of any exploration, development, mining, leaching, milling , processing, extraction treatment, if any, and the materials to be introduced into the Existing Properties or produced there from, and all decisions concerning the sale or other disposition of Minerals (including, without limitation, decisions as to buyers, times of sale, whether to store or stockpile Minerals for a reasonable length of time without selling the same)

shall be made by the Owner, acting reasonably and in accordance with good mining and engineering practice in the circumstances.

b.	The Owner shall not be responsible for nor obliged to make any Royalty payments for mineral values lost in any mining or processing of the Minerals conducted pursuant to customary mining practices. The Owner shall not be required to mine or to preserve or protect the Minerals which under customary mining practices cannot be mined or shipped at a reasonable profit by the Owner at the time mined.

c.	The Owner will not at any time permit any associate, affiliate or related party of the Owner to be a Refinery without the prior written consent of BMGX.

17. NO IMPLIED COVENANTS

     The parties agree that no implied covenants or duties relating to exploration, development, mining, or the payment of production royalties or any other monies provided for herein shall affect any of their respective rights or obligations hereunder, and that the only covenants or duties which affect such rights and obligations shall be those expressly set forth and provided for in this agreement.

18. SALE OR ENCUMBERANCE OF PROPERTY

     The Owner shall not sell or transfer all or any part of the Fletcher Junction Property or Hot Pot Property or permit any Encumbrance (other than Permitted Encumbrances) on all or any part of such property, the Minerals receivable derived from the sale or other disposition of the Minerals or the Owners income from such properties, without the consent of BMGX, which consent will not be unreasonably withheld; and for greater certainty, BMGX’s consent may be withheld if such sale, transfer or Encumbrance of such Property would limit or avoid the Royalty.

19.	GENERAL PROVISONS
a. Further Assurances: Registration of Interest

     Each party shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the documents and transactions contemplated in this agreement, in each case at the sole cost and expense of the party requesting such further, document or action. BMGX shall have the right from time to time, to the extent permitted by law, to register or record notice of this agreement, any other instruments relating to this agreement, a notice of the Royalty, and a caution or other title document against the title to the Existing Properties and the Owner shall cooperate with such registration or recording and provide its written consent or signature to any documents or things necessary to accomplish such registration or recording. Any successor or assignee or other acquiror of the Existing Properties, or any interest therein, shall be subject to this agreement and shall be obligated to comply with the terms hereof, including the obligations to co-operate in respect of the registration of this agreement.

b. Binding Effect

     All covenants, conditions, and terms of this agreement shall, to the extent permitted by the laws of Nevada, be of benefit to and run as a covenant with the Existing Properties and shall bind and inure to the benefit of the parties hereto, their respective successors and assigns, including, without limitation, partners, joint venture partners, lessees and mortgagees. Nothing herein shall be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between the Owner and BMGX.

c. Entire Agreement

     This agreement (including the Schedules attached hereto) and the Agreement dated the day and year first above written between the Owner and BMGX (the "Settlement Agreement"), contain the entire agreement between the Owner and BMGX, and no oral agreement, promise, statement or representation which is not contained herein or in the Purchase Agreement shall, be binding upon the parties, unless the parties hereto consent in writing thereto. The provisions of this agreement shall supersede all other previous oral or written agreements between the parties hereto.

d. Governing Law

     This agreement shall be governed by and construed under the laws of Nevada. All disputes shall be arbitrated in accordance with the terms of subsection 19(i) below.

e. Currency

     All dollar ($) amounts referred to herein, unless indicated expressly to the contrary shall refer to lawful currency of the United States of America.

f.	Time of Essence

Time is of the essence in this agreement.

g.	Notice

	i.	Subject to the payment provisions of this agreement, all notices, designations or other documents requires or authorized by the terms of this agreement shall be in writing, shall be personally delivered or mailed by registered or certified mail, postage prepaid, return receipt requested or telecopied in a manner which confirms transmissions to the recipient, and shall be addressed as follows: If to the Owner:

Pediment Gold LLC
101 Brownstone Drive
Reno, Nevada 89512
Fax Number: (775) 853-7849
Attention: Kenneth N. Tullar, Member
Wade A. Hodges, Member

If to BMGX:

Battle Mountain Gold Exploration Corporation One East Liberty Street, Sixth Floor, Suite 9 Reno, Nevada 89504 Fax Number: (775) 686-6066 Attention: Mark D. Kucher, CEO

ii.	Any of the parties may change its address for notice by giving the other parties notice of such change in the manner specified in this section. Notices personally delivered shall be deemed to have been made and received on the date of delivery. Notices given by mail in the manner specified in this section shall be deemed to been made, delivered and received 5 days after the date of mailing.

Notices telecopied in the manner in this section shall be deemed to have been made and received on the next business day following the day on which any such notice was telecopied.

(h) Headings

     The headings of all the sections in this agreement are inserted for convenience of reference only and shall not affect the interpretation thereof.

(i)	Dispute Resolution

	i.	Any and all disputes arising under this Agreement, whether as to interpretation, performance or otherwise, shall be subject to binding arbitration and any such dispute shall not be the subject of an action in any court of law or equity by any party hereto unless the dispute has first been submitted to arbitration and finally determined in accordance with the International Arbitration Rules of the American Arbitration Association. In any such action, the decision of the arbitrator (or arbitrators, as the case may be) shall be conclusively deemed to determine the rights and liabilities of the parties to the arbitration in respect of the matter in dispute, and any court action in any court of law or equity subsequently by any party shall only be for judgment based upon the decision of the arbitrator (or arbitrators, as the case may be) and costs incidental to such action.

	ii.	The language of the arbitration shall be in English and the arbitration decision shall be in English. The place of the arbitration shall be Reno, Nevada.

	iii.	Any arbitration shall be conducted by one arbitrator appointed by the mutual agreement of the parties within 30 days after the date on which notice of arbitration is received by the Owner or BMGX, as the case may be, from the other party. If the parties fail to agree upon the appointment of the arbitrator, each of the parties shall appoint one arbitrator within a further 15 days, and the two such arbitrators so appointed shall, within 15 days after their appointments, select a third arbitrator who shall act as the presiding arbitrator. If the two arbitrators appointed by the parties hereto fail to agree upon the appointment of the third arbitrator, such arbitrator shall be appointed by the American Arbitration Association (or, if such Association fails to make such appointment, by a court of competent jurisdiction) at the request of the party who gave notice of the arbitration, and such selection shall be final and binding upon each of the parties hereto.

iv.	The arbitrator or arbitrators, as the case may be, shall take evidence directly from witnesses and documents presented by the parties and all witnesses shall be made available for cross-examination. The arbitrator or arbitrators, as the case may be, shall render a written decision, stating reasons therefore, within one month after the appointment of such arbitrator, or within two months after the appointment of the last arbitrator, if the arbitration is conducted by a panel of three arbitrators, and such award shall be final and binding upon the parties to such arbitration.

v.	Each party shall be responsible for all costs incurred by such party in respect of the preparation for the arbitration proceedings and the appointment of the arbitrator or arbitrators. The costs of the arbitration proceedings and all related expenses shall be borne by the losing party to the arbitration or, if neither party is clearly the losing party, the costs of the arbitration proceedings and all related expenses shall be shared equally by each party, unless the arbitrator or arbitrators, as the case may be, determine that the costs should be allocated differently, in which case the decision of the arbitrator or arbitrators, as the case may be, shall be final.

(j) Licenses

     The Owner shall ensure that it continues to possess, or obtains, all material licenses, approvals consents from third parties that are required in respect of the Existing Properties and the Owner’s operations thereon.

(k) Severability

     If any provision of this agreement is wholly or partially invalid, this agreement shall be interpreted as if the invalid provision had not been a part hereof so that the invalidity shall not affect the validity of the remainder of the agreement which shall be construed as if the agreement had been executed without the invalid portion. It is hereby declared to be the intention of the parties that this agreement would have been executed without reference to any portion which may, for any reason, hereafter be declared or held invalid.

(l) Assignment

     The Owner confirms that any or all rights and obligations of BMGX pursuant to this agreement may be assigned to any Affiliate of BMGX, without the prior consent of the Owner, provided that BMGX provides the Owner with written notice thereof. The Owner may not assign any of its obligations hereunder without the prior written consent of BMGX which consent will not be unreasonably withheld.

(m) Material Contracts

     The Owner will provide to BMGX a copy of all material contracts which relate to any of the Fletcher Junction Property or the Hot Pot Property.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

Mark Kucher	Kenneth N. Tullar
Chairman	Member and Manager of
Battle Mountain Gold Exploration Corp.	Nevada Gold Exploration Solutions, LLC,
Member and Sole Manager of
A Pediment Gold LLC
Wade A. Hodges	Paul M. Taufen
Member and Manager	Member and Manager
Nevada Gold Exploration Solutions, LLC	Nevada Gold Exploration Solutions, LLC

SCHEDULE A1

To Appendix I

Net Smelter Return Royalty Agreement

Between Pediment Gold LLC and Battle Mountain Gold Exploration Corporation To the Settlement Agreement by and among BMGX, PGL, NGXS and the Members of NGXS

Fletcher Junction Property

				Mineral County		BLM Filing Information
				Recording Information
	Claim		Location			BLM Serial	Record
# Filed	Name		Date	Doc #	Record Date	No.	Date
1	FJ	1	22-Dec-2004	134306	11-Feb-2005	NMC 890676	14-Feb-05
2	FJ	2	22-Dec-2004	134307	11-Feb-2005	NMC 890677	14-Feb-05
3	FJ	3	22-Dec-2004	134308	11-Feb-2005	NMC 890678	14-Feb-05
4	FJ	4	22-Dec-2004	134309	11-Feb-2005	NMC 890679	14-Feb-05
5	FJ	5	22-Dec-2004	134310	11-Feb-2005	NMC 890680	14-Feb-05
6	FJ	6	22-Dec-2004	134311	11-Feb-2005	NMC 890681	14-Feb-05
7	FJ	7	22-Dec-2004	134312	11-Feb-2005	NMC 890682	14-Feb-05
8	FJ	8	22-Dec-2004	134313	11-Feb-2005	NMC 890683	14-Feb-05
9	FJ	9	22-Dec-2004	134314	11-Feb-2005	NMC 890684	14-Feb-05
10	FJ	10	22-Dec-2004	134315	11-Feb-2005	NMC 890685	14-Feb-05
11	FJ	11	22-Dec-2004	134316	11-Feb-2005	NMC 890686	14-Feb-05
12	FJ	12	22-Dec-2004	134317	11-Feb-2005	NMC 890687	14-Feb-05
13	FJ	13	22-Dec-2004	134318	11-Feb-2005	NMC 890688	14-Feb-05
14	FJ	14	22-Dec-2004	134319	11-Feb-2005	NMC 890689	14-Feb-05
15	FJ	15	22-Dec-2004	134320	11-Feb-2005	NMC 890690	14-Feb-05
16	FJ	16	22-Dec-2004	134321	11-Feb-2005	NMC 890691	14-Feb-05
17	FJ	17	22-Dec-2004	134322	11-Feb-2005	NMC 890692	14-Feb-05
18	FJ	18	22-Dec-2004	134323	11-Feb-2005	NMC 890693	14-Feb-05
19	FJ	19	22-Dec-2004	134324	11-Feb-2005	NMC 890694	14-Feb-05
20	FJ	20	22-Dec-2004	134325	11-Feb-2005	NMC 890695	14-Feb-05
21	FJ	21	22-Dec-2004	134326	11-Feb-2005	NMC 890696	14-Feb-05
22	FJ	22	22-Dec-2004	134327	11-Feb-2005	NMC 890697	14-Feb-05
23	FJ	23	22-Dec-2004	134328	11-Feb-2005	NMC 890698	14-Feb-05
24	FJ	24	22-Dec-2004	134329	11-Feb-2005	NMC 890699	14-Feb-05
25	FJ	25	22-Dec-2004	134330	11-Feb-2005	NMC 890700	14-Feb-05
26	FJ	26	22-Dec-2004	134342	11-Feb-2005	NMC 890701	14-Feb-05
27	FJ	27	22-Dec-2004	134343	11-Feb-2005	NMC 890702	14-Feb-05
28	FJ	28	22-Dec-2004	134344	11-Feb-2005	NMC 890703	14-Feb-05
29	FJ	29	22-Dec-2004	134345	11-Feb-2005	NMC 890704	14-Feb-05
30	FJ	30	22-Dec-2004	134346	11-Feb-2005	NMC 890705	14-Feb-05
31	FJ	31	22-Dec-2004	134347	11-Feb-2005	NMC 890706	14-Feb-05
32	FJ	32	22-Dec-2004	134348	11-Feb-2005	NMC 890707	14-Feb-05
33	FJ	33	22-Dec-2004	134349	11-Feb-2005	NMC 890708	14-Feb-05
34	FJ	34	22-Dec-2004	134350	11-Feb-2005	NMC 890709	14-Feb-05
35	FJ	35	22-Dec-2004	134351	11-Feb-2005	NMC 890710	14-Feb-05
36	FJ	36	22-Dec-2004	134352	11-Feb-2005	NMC 890711	14-Feb-05
37	FJ	37	30-Jan-2005	134353	11-Feb-2005	NMC 890712	14-Feb-05
38	FJ	38	30-Jan-2005	134354	11-Feb-2005	NMC 890713	14-Feb-05
39	FJ	39	30-Jan-2005	134355	11-Feb-2005	NMC 890714	14-Feb-05
40	FJ	40	22-Dec-2004	134356	11-Feb-2005	NMC 890715	14-Feb-05

				Mineral County		BLM Filing Information
				Recording Information
	Claim		Location			BLM Serial	Record
# Filed	Name		Date	Doc #	Record Date	No.	Date
41	FJ	41	22-Dec-2004	134331	11-Feb-2005	NMC 890716	14-Feb-05
42	FJ	42	22-Dec-2004	134332	11-Feb-2005	NMC 890717	14-Feb-05
43	FJ	43	22-Dec-2004	134333	11-Feb-2005	NMC 890718	14-Feb-05
44	FJ	44	22-Dec-2004	134334	11-Feb-2005	NMC 890719	14-Feb-05
45	FJ	45	22-Dec-2004	134335	11-Feb-2005	NMC 890720	14-Feb-05
46	FJ	46	22-Dec-2004	134336	11-Feb-2005	NMC 890721	14-Feb-05
47	FJ	47	22-Dec-2004	134337	11-Feb-2005	NMC 890722	14-Feb-05
48	FJ	48	22-Dec-2004	134338	11-Feb-2005	NMC 890723	14-Feb-05
49	FJ	49	22-Dec-2004	134339	11-Feb-2005	NMC 890724	14-Feb-05
50	FJ	50	22-Dec-2004	134340	11-Feb-2005	NMC 890725	14-Feb-05
51	FJ	51	22-Dec-2004	134341	11-Feb-2005	NMC 890726	14-Feb-05
52	FJ	52	22-Dec-2004	134357	11-Feb-2005	NMC 890727	14-Feb-05
53	FJ	53	22-Dec-2004	134358	11-Feb-2005	NMC 890728	14-Feb-05
54	FJ	54	22-Dec-2004	134359	11-Feb-2005	NMC 890729	14-Feb-05
55	FJ	55	22-Dec-2004	134360	11-Feb-2005	NMC 890730	14-Feb-05
56	FJ	56	22-Dec-2004	134361	11-Feb-2005	NMC 890731	14-Feb-05
57	FJ	57	22-Dec-2004	134362	11-Feb-2005	NMC 890732	14-Feb-05
58	FJ	58	22-Dec-2004	134363	11-Feb-2005	NMC 890733	14-Feb-05
59	FJ	59	22-Dec-2004	134364	11-Feb-2005	NMC 890734	14-Feb-05
60	FJ	60	22-Dec-2004	134365	11-Feb-2005	NMC 890735	14-Feb-05
61	FJ	61	22-Dec-2004	134366	11-Feb-2005	NMC 890736	14-Feb-05
62	FJ	62	22-Dec-2004	134367	11-Feb-2005	NMC 890737	14-Feb-05
63	FJ	63	22-Dec-2004	134368	11-Feb-2005	NMC 890738	14-Feb-05
64	FJ	64	22-Dec-2004	134369	11-Feb-2005	NMC 890739	14-Feb-05
65	FJ	65	22-Dec-2004	134370	11-Feb-2005	NMC 890740	14-Feb-05
66	FJ	66	22-Dec-2004	134371	11-Feb-2005	NMC 890741	14-Feb-05
67	FJ	67	22-Dec-2004	134372	11-Feb-2005	NMC 890742	14-Feb-05
68	FJ	68	22-Dec-2004	134373	11-Feb-2005	NMC 890743	14-Feb-05
69	FJ	69	22-Dec-2004	134374	11-Feb-2005	NMC 890744	14-Feb-05
70	FJ	70	22-Dec-2004	134375	11-Feb-2005	NMC 890745	14-Feb-05
71	FJ	71	22-Dec-2004	134376	11-Feb-2005	NMC 890746	14-Feb-05
72	FJ	72	22-Dec-2004	134377	11-Feb-2005	NMC 890747	14-Feb-05
73	FJ	73	22-Dec-2004	134378	11-Feb-2005	NMC 890748	14-Feb-05
74	FJ	74	22-Dec-2004	134379	11-Feb-2005	NMC 890749	14-Feb-05
75	FJ	75	27-Dec-2004	134380	11-Feb-2005	NMC 890750	14-Feb-05
76	FJ	76	27-Dec-2004	134381	11-Feb-2005	NMC 890751	14-Feb-05
77	FJ	77	27-Dec-2004	134382	11-Feb-2005	NMC 890752	14-Feb-05
78	FJ	78	27-Dec-2004	134383	11-Feb-2005	NMC 890753	14-Feb-05
79	FJ	79	27-Dec-2004	134384	11-Feb-2005	NMC 890754	14-Feb-05
80	FJ	80	27-Dec-2004	134385	11-Feb-2005	NMC 890755	14-Feb-05
81	FJ	81	27-Dec-2004	134386	11-Feb-2005	NMC 890756	14-Feb-05
82	FJ	82	27-Dec-2004	134387	11-Feb-2005	NMC 890757	14-Feb-05
83	FJ	83	27-Dec-2004	134388	11-Feb-2005	NMC 890758	14-Feb-05
84	FJ	84	27-Dec-2004	134389	11-Feb-2005	NMC 890759	14-Feb-05
85	FJ	85	27-Dec-2004	134390	11-Feb-2005	NMC 890760	14-Feb-05
86	FJ	86	27-Dec-2004	134391	11-Feb-2005	NMC 890761	14-Feb-05
87	FJ	87	27-Dec-2004	134392	11-Feb-2005	NMC 890762	14-Feb-05
88	FJ	88	27-Dec-2004	134393	11-Feb-2005	NMC 890763	14-Feb-05
89	FJ	89	27-Dec-2004	134394	11-Feb-2005	NMC 890764	14-Feb-05
90	FJ	90	26-Dec-2004	134395	11-Feb-2005	NMC 890765	14-Feb-05

				Mineral County		BLM Filing Information
				Recording Information
	Claim		Location			BLM Serial	Record
# Filed	Name		Date	Doc #	Record Date	No.	Date
91	FJ	91	26-Dec-2004	134396	11-Feb-2005	NMC 890766	14-Feb-05
92	FJ	92	26-Dec-2004	134397	11-Feb-2005	NMC 890767	14-Feb-05
93	FJ	93	26-Dec-2004	134398	11-Feb-2005	NMC 890768	14-Feb-05
94	FJ	94	26-Dec-2004	134399	11-Feb-2005	NMC 890769	14-Feb-05
95	FJ	95	26-Dec-2004	134400	11-Feb-2005	NMC 890770	14-Feb-05
96	FJ	96	26-Dec-2004	134401	11-Feb-2005	NMC 890771	14-Feb-05
97	FJ	97	23-Dec-2004	134402	11-Feb-2005	NMC 890772	14-Feb-05
98	FJ	98	23-Dec-2004	134403	11-Feb-2005	NMC 890773	14-Feb-05
99	FJ	99	23-Dec-2004	134404	11-Feb-2005	NMC 890774	14-Feb-05
100	FJ	100	23-Dec-2004	134405	11-Feb-2005	NMC 890775	14-Feb-05
101	FJ	101	23-Dec-2004	134406	11-Feb-2005	NMC 890776	14-Feb-05
102	FJ	102	23-Dec-2004	134407	11-Feb-2005	NMC 890777	14-Feb-05
103	FJ	103	23-Dec-2004	134408	11-Feb-2005	NMC 890778	14-Feb-05
104	FJ	104	23-Dec-2004	134409	11-Feb-2005	NMC 890779	14-Feb-05
105	FJ	105	23-Dec-2004	134410	11-Feb-2005	NMC 890780	14-Feb-05
106	FJ	106	23-Dec-2004	134411	11-Feb-2005	NMC 890781	14-Feb-05
107	FJ	107	23-Dec-2004	134412	11-Feb-2005	NMC 890782	14-Feb-05
108	FJ	108	23-Dec-2004	134413	11-Feb-2005	NMC 890783	14-Feb-05
109	FJ	109	23-Dec-2004	134414	11-Feb-2005	NMC 890784	14-Feb-05
110	FJ	110	23-Dec-2004	134415	11-Feb-2005	NMC 890785	14-Feb-05
111	FJ	111	23-Dec-2004	134416	11-Feb-2005	NMC 890786	14-Feb-05
112	FJ	112	23-Dec-2004	134417	11-Feb-2005	NMC 890787	14-Feb-05
113	FJ	113	23-Dec-2004	134418	11-Feb-2005	NMC 890788	14-Feb-05
114	FJ	114	23-Dec-2004	134419	11-Feb-2005	NMC 890789	14-Feb-05
115	FJ	115	27-Dec-2004	134420	11-Feb-2005	NMC 890790	14-Feb-05
116	FJ	116	27-Dec-2004	134421	11-Feb-2005	NMC 890791	14-Feb-05
117	FJ	117	27-Dec-2004	134422	11-Feb-2005	NMC 890792	14-Feb-05
118	FJ	118	27-Dec-2004	134423	11-Feb-2005	NMC 890793	14-Feb-05
119	FJ	119	27-Dec-2004	134424	11-Feb-2005	NMC 890794	14-Feb-05
120	FJ	120	27-Dec-2004	134425	11-Feb-2005	NMC 890795	14-Feb-05
121	FJ	121	27-Dec-2004	134426	11-Feb-2005	NMC 890796	14-Feb-05
122	FJ	122	27-Dec-2004	134427	11-Feb-2005	NMC 890797	14-Feb-05
123	FJ	123	23-Dec-2004	134428	11-Feb-2005	NMC 890798	14-Feb-05
124	FJ	124	23-Dec-2004	134429	11-Feb-2005	NMC 890799	14-Feb-05
125	FJ	125	23-Dec-2004	134430	11-Feb-2005	NMC 890800	14-Feb-05
126	FJ	126	23-Dec-2004	134431	11-Feb-2005	NMC 890801	14-Feb-05
127	FJ	127	23-Dec-2004	134432	11-Feb-2005	NMC 890802	14-Feb-05
128	FJ	128	23-Dec-2004	134433	11-Feb-2005	NMC 890803	14-Feb-05
129	FJ	129	23-Dec-2004	134434	11-Feb-2005	NMC 890804	14-Feb-05
130	FJ	130	23-Dec-2004	134435	11-Feb-2005	NMC 890805	14-Feb-05
131	FJ	131	23-Dec-2004	134436	11-Feb-2005	NMC 890806	14-Feb-05
132	FJ	132	23-Dec-2004	134437	11-Feb-2005	NMC 890807	14-Feb-05
133	FJ	133	23-Dec-2004	134438	11-Feb-2005	NMC 890808	14-Feb-05
134	FJ	134	23-Dec-2004	134439	11-Feb-2005	NMC 890809	14-Feb-05
135	FJ	135	23-Dec-2004	134440	11-Feb-2005	NMC 890810	14-Feb-05
136	FJ	136	23-Dec-2004	134441	11-Feb-2005	NMC 890811	14-Feb-05
137	FJ	137	23-Dec-2004	134442	11-Feb-2005	NMC 890812	14-Feb-05
138	FJ	138	23-Dec-2004	134443	11-Feb-2005	NMC 890813	14-Feb-05
139	FJ	139	23-Dec-2004	134444	11-Feb-2005	NMC 890814	14-Feb-05
140	FJ	140	23-Dec-2004	134445	11-Feb-2005	NMC 890824	14-Feb-05

				Mineral County		BLM Filing Information
				Recording Information
	Claim		Location			BLM Serial	Record
# Filed	Name		Date	Doc #	Record Date	No.	Date
141	FJ	141	23-Dec-2004	134446	11-Feb-2005	NMC 890825	14-Feb-05
142	FJ	142	23-Dec-2004	134447	11-Feb-2005	NMC 890826	14-Feb-05
143	FJ	143	23-Dec-2004	134448	11-Feb-2005	NMC 890827	14-Feb-05
144	FJ	144	23-Dec-2004	134449	11-Feb-2005	NMC 890828	14-Feb-05
145	FJ	145	23-Dec-2004	134450	11-Feb-2005	NMC 890829	14-Feb-05
146	FJ	146	23-Dec-2004	134451	11-Feb-2005	NMC 890830	14-Feb-05
147	FJ	147	23-Dec-2004	134452	11-Feb-2005	NMC 890831	14-Feb-05
148	FJ	148	23-Dec-2004	134453	11-Feb-2005	NMC 890832	14-Feb-05
149	FJ	149	23-Dec-2004	134454	11-Feb-2005	NMC 890833	14-Feb-05
150	FJ	150	23-Dec-2004	134455	11-Feb-2005	NMC 890834	14-Feb-05
151	FJ	151	26-Dec-2004	134456	11-Feb-2005	NMC 890835	14-Feb-05
152	FJ	152	26-Dec-2004	134457	11-Feb-2005	NMC 890836	14-Feb-05
153	FJ	153	26-Dec-2004	134458	11-Feb-2005	NMC 890837	14-Feb-05
154	FJ	154	26-Dec-2004	134459	11-Feb-2005	NMC 890838	14-Feb-05
155	FJ	155	26-Dec-2004	134460	11-Feb-2005	NMC 890839	14-Feb-05
156	FJ	156	26-Dec-2004	134461	11-Feb-2005	NMC 890840	14-Feb-05
157	FJ	157	26-Dec-2004	134462	11-Feb-2005	NMC 890841	14-Feb-05
158	FJ	158	26-Dec-2004	134463	11-Feb-2005	NMC 890842	14-Feb-05
159	FJ	169	26-Dec-2004	134464	11-Feb-2005	NMC 890815	14-Feb-05
160	FJ	170	26-Dec-2004	134465	11-Feb-2005	NMC 890816	14-Feb-05
161	FJ	171	26-Dec-2004	134466	11-Feb-2005	NMC 890817	14-Feb-05
162	FJ	172	26-Dec-2004	134467	11-Feb-2005	NMC 890818	14-Feb-05
163	FJ	173	26-Dec-2004	134468	11-Feb-2005	NMC 890819	14-Feb-05
164	FJ	174	26-Dec-2004	134469	11-Feb-2005	NMC 890820	14-Feb-05
165	FJ	175	26-Dec-2004	134470	11-Feb-2005	NMC 890821	14-Feb-05
166	FJ	176	18-Jan-2005	134471	11-Feb-2005	NMC 890822	14-Feb-05
167	FJ	177	18-Jan-2005	134472	11-Feb-2005	NMC 890823	14-Feb-05
168	FJ	178	18-Jan-2005	134473	11-Feb-2005	NMC 890843	14-Feb-05
169	FJ	179	18-Jan-2005	134474	11-Feb-2005	NMC 890844	14-Feb-05
170	FJ	180	18-Jan-2005	134475	11-Feb-2005	NMC 890845	14-Feb-05
171	FJ	181	18-Jan-2005	134476	11-Feb-2005	NMC 890846	14-Feb-05
172	FJ	182	18-Jan-2005	134477	11-Feb-2005	NMC 890847	14-Feb-05
173	FJ	183	18-Jan-2005	134478	11-Feb-2005	NMC 890848	14-Feb-05
174	FJ	184	18-Jan-2005	134479	11-Feb-2005	NMC 890849	14-Feb-05
175	FJ	185	18-Jan-2005	134480	11-Feb-2005	NMC 890850	14-Feb-05
176	FJ	186	18-Jan-2005	134481	11-Feb-2005	NMC 890851	14-Feb-05
177	FJ	187	18-Jan-2005	134482	11-Feb-2005	NMC 890852	14-Feb-05
178	FJ	188	18-Jan-2005	134483	11-Feb-2005	NMC 890853	14-Feb-05
179	FJ	189	18-Jan-2005	134484	11-Feb-2005	NMC 890854	14-Feb-05
180	FJ	190	18-Jan-2005	134485	11-Feb-2005	NMC 890855	14-Feb-05
181	FJ	191	18-Jan-2005	134486	11-Feb-2005	NMC 890856	14-Feb-05
182	FJ	192	18-Jan-2005	134487	11-Feb-2005	NMC 890857	14-Feb-05
183	FJ	193	18-Jan-2005	134488	11-Feb-2005	NMC 890858	14-Feb-05
184	FJ	194	18-Jan-2005	134489	11-Feb-2005	NMC 890859	14-Feb-05
185	FJ	195	18-Jan-2005	134490	11-Feb-2005	NMC 890860	14-Feb-05
186	FJ	196	18-Jan-2005	134491	11-Feb-2005	NMC 890861	14-Feb-05
187	FJ	197	18-Jan-2005	134492	11-Feb-2005	NMC 890862	14-Feb-05
188	FJ	198	18-Jan-2005	134493	11-Feb-2005	NMC 890863	14-Feb-05
189	FJ	199	18-Jan-2005	134494	11-Feb-2005	NMC 890864	14-Feb-05
190	FJ	200	18-Jan-2005	134495	11-Feb-2005	NMC 890865	14-Feb-05

				Mineral County		BLM Filing Information
				Recording Information
	Claim		Location			BLM Serial	Record
# Filed	Name		Date	Doc #	Record Date	No.	Date
191	FJ	201	18-Jan-2005	134496	11-Feb-2005	NMC 890866	14-Feb-05
192	FJ	202	18-Jan-2005	134497	11-Feb-2005	NMC 890867	14-Feb-05
193	FJ	203	18-Jan-2005	134498	11-Feb-2005	NMC 890868	14-Feb-05
194	FJ	204	18-Jan-2005	134499	11-Feb-2005	NMC 890869	14-Feb-05
195	FJ	205	18-Jan-2005	134500	11-Feb-2005	NMC 890870	14-Feb-05
196	FJ	206	18-Jan-2005	134501	11-Feb-2005	NMC 890871	14-Feb-05
197	FJ	207	18-Jan-2005	134502	11-Feb-2005	NMC 890872	14-Feb-05
198	FJ	208	18-Jan-2005	134503	11-Feb-2005	NMC 890873	14-Feb-05
199	FJ	209	18-Jan-2005	134504	11-Feb-2005	NMC 890874	14-Feb-05
200	FJ	210	18-Jan-2005	134505	11-Feb-2005	NMC 890875	14-Feb-05
201	FJ	211	18-Jan-2005	134506	11-Feb-2005	NMC 890876	14-Feb-05
202	FJ	212	18-Jan-2005	134507	11-Feb-2005	NMC 890877	14-Feb-05
203	FJ	213	18-Jan-2005	134508	11-Feb-2005	NMC 890878	14-Feb-05
204	FJ	214	18-Jan-2005	134509	11-Feb-2005	NMC 890879	14-Feb-05
205	FJ	215	18-Jan-2005	134510	11-Feb-2005	NMC 890880	14-Feb-05
206	FJ	216	18-Jan-2005	134511	11-Feb-2005	NMC 890881	14-Feb-05
207	FJ	217	18-Jan-2005	134512	11-Feb-2005	NMC 890882	14-Feb-05
208	FJ	218	18-Jan-2005	134513	11-Feb-2005	NMC 890883	14-Feb-05
209	FJ	219	18-Jan-2005	134514	11-Feb-2005	NMC 890884	14-Feb-05
210	FJ	220	18-Jan-2005	134515	11-Feb-2005	NMC 890885	14-Feb-05
211	FJ	221	18-Jan-2005	134516	11-Feb-2005	NMC 890886	14-Feb-05
212	FJ	222	18-Jan-2005	134517	11-Feb-2005	NMC 890887	14-Feb-05
213	FJ	223	18-Jan-2005	134518	11-Feb-2005	NMC 890888	14-Feb-05
214	FJ	224	18-Jan-2005	134519	11-Feb-2005	NMC 890889	14-Feb-05
215	FJ	225	18-Jan-2005	134520	11-Feb-2005	NMC 890890	14-Feb-05
216	FJ	226	18-Jan-2005	134521	11-Feb-2005	NMC 890891	14-Feb-05
217	FJ	227	18-Jan-2005	134522	11-Feb-2005	NMC 890892	14-Feb-05
218	FJ	228	18-Jan-2005	134523	11-Feb-2005	NMC 890893	14-Feb-05
219	FJ	229	18-Jan-2005	134524	11-Feb-2005	NMC 890894	14-Feb-05
220	FJ	230	18-Jan-2005	134525	11-Feb-2005	NMC 890895	14-Feb-05
221	FJ	231	18-Jan-2005	134526	11-Feb-2005	NMC 890896	14-Feb-05
222	FJ	232	18-Jan-2005	134527	11-Feb-2005	NMC 890897	14-Feb-05
223	FJ	233	18-Jan-2005	134528	11-Feb-2005	NMC 890898	14-Feb-05
224	FJ	234	18-Jan-2005	134529	11-Feb-2005	NMC 890899	14-Feb-05
225	FJ	235	18-Jan-2005	134530	11-Feb-2005	NMC 890900	14-Feb-05
226	FJ	236	18-Jan-2005	134531	11-Feb-2005	NMC 890901	14-Feb-05
227	FJ	237	18-Jan-2005	134532	11-Feb-2005	NMC 890902	14-Feb-05
228	FJ	238	18-Jan-2005	134533	11-Feb-2005	NMC 890903	14-Feb-05
229	FJ	239	18-Jan-2005	134534	11-Feb-2005	NMC 890904	14-Feb-05
230	FJ	240	18-Jan-2005	134535	11-Feb-2005	NMC 890905	14-Feb-05
231	FJ	241	18-Jan-2005	134536	11-Feb-2005	NMC 890906	14-Feb-05
232	FJ	242	18-Jan-2005	134537	11-Feb-2005	NMC 890907	14-Feb-05
233	FJ	243	18-Jan-2005	134538	11-Feb-2005	NMC 890908	14-Feb-05
234	FJ	244	18-Jan-2005	134539	11-Feb-2005	NMC 890909	14-Feb-05
235	FJ	245	18-Jan-2005	134540	11-Feb-2005	NMC 890910	14-Feb-05
236	FJ	246	18-Jan-2005	134541	11-Feb-2005	NMC 890911	14-Feb-05
237	FJ	247	18-Jan-2005	134542	11-Feb-2005	NMC 890912	14-Feb-05
238	FJ	248	18-Jan-2005	134543	11-Feb-2005	NMC 890913	14-Feb-05
239	FJ	249	18-Jan-2005	134544	11-Feb-2005	NMC 890914	14-Feb-05
240	FJ	250	18-Jan-2005	134545	11-Feb-2005	NMC 890915	14-Feb-05

				Mineral County		BLM Filing Information
				Recording Information
	Claim		Location			BLM Serial	Record
# Filed	Name		Date	Doc #	Record Date	No.	Date
241	FJ	251	18-Jan-2005	134546	11-Feb-2005	NMC 890916	14-Feb-05
242	FJ	252	18-Jan-2005	134547	11-Feb-2005	NMC 890917	14-Feb-05
243	FJ	253	18-Jan-2005	134548	11-Feb-2005	NMC 890948	14-Feb-05
244	FJ	254	18-Jan-2005	134549	11-Feb-2005	NMC 890949	14-Feb-05
245	FJ	255	18-Jan-2005	134550	11-Feb-2005	NMC 890950	14-Feb-05
246	FJ	256	18-Jan-2005	134551	11-Feb-2005	NMC 890951	14-Feb-05
247	FJ	257	18-Jan-2005	134552	11-Feb-2005	NMC 890952	14-Feb-05
248	FJ	258	18-Jan-2005	134553	11-Feb-2005	NMC 890953	14-Feb-05
249	FJ	259	18-Jan-2005	134554	11-Feb-2005	NMC 890954	14-Feb-05
250	FJ	260	18-Jan-2005	134555	11-Feb-2005	NMC 890955	14-Feb-05
251	FJ	261	18-Jan-2005	134556	11-Feb-2005	NMC 890956	14-Feb-05
252	FJ	262	18-Jan-2005	134557	11-Feb-2005	NMC 890957	14-Feb-05
253	FJ	263	19-Jan-2005	134558	11-Feb-2005	NMC 890958	14-Feb-05
254	FJ	264	19-Jan-2005	134559	11-Feb-2005	NMC 890959	14-Feb-05
255	FJ	265	19-Jan-2005	134560	11-Feb-2005	NMC 890960	14-Feb-05
256	FJ	266	19-Jan-2005	134561	11-Feb-2005	NMC 890961	14-Feb-05
257	FJ	267	19-Jan-2005	134562	11-Feb-2005	NMC 890962	14-Feb-05
258	FJ	268	19-Jan-2005	134563	11-Feb-2005	NMC 890963	14-Feb-05
259	FJ	269	19-Jan-2005	134564	11-Feb-2005	NMC 890964	14-Feb-05
260	FJ	270	19-Jan-2005	134565	11-Feb-2005	NMC 890965	14-Feb-05
261	FJ	271	19-Jan-2005	134566	11-Feb-2005	NMC 890966	14-Feb-05
262	FJ	272	19-Jan-2005	134567	11-Feb-2005	NMC 890967	14-Feb-05
263	FJ	273	19-Jan-2005	134568	11-Feb-2005	NMC 890968	14-Feb-05
264	FJ	274	19-Jan-2005	134569	11-Feb-2005	NMC 890969	14-Feb-05
265	FJ	275	19-Jan-2005	134570	11-Feb-2005	NMC 890970	14-Feb-05
266	FJ	276	19-Jan-2005	134571	11-Feb-2005	NMC 890971	14-Feb-05
267	FJ	277	19-Jan-2005	134572	11-Feb-2005	NMC 890972	14-Feb-05
268	FJ	278	25-Jan-2005	134573	11-Feb-2005	NMC 890973	14-Feb-05
269	FJ	279	25-Jan-2005	134574	11-Feb-2005	NMC 890974	14-Feb-05
270	FJ	280	25-Jan-2005	134575	11-Feb-2005	NMC 890918	14-Feb-05
271	FJ	281	25-Jan-2005	134576	11-Feb-2005	NMC 890919	14-Feb-05
272	FJ	282	25-Jan-2005	134577	11-Feb-2005	NMC 890920	14-Feb-05
273	FJ	283	25-Jan-2005	134578	11-Feb-2005	NMC 890921	14-Feb-05
274	FJ	284	25-Jan-2005	134579	11-Feb-2005	NMC 890922	14-Feb-05
275	FJ	285	25-Jan-2005	134580	11-Feb-2005	NMC 890923	14-Feb-05
276	FJ	286	25-Jan-2005	134581	11-Feb-2005	NMC 890924	14-Feb-05
277	FJ	287	25-Jan-2005	134582	11-Feb-2005	NMC 890925	14-Feb-05
278	FJ	288	25-Jan-2005	134583	11-Feb-2005	NMC 890926	14-Feb-05
279	FJ	289	25-Jan-2005	134584	11-Feb-2005	NMC 890927	14-Feb-05
280	FJ	290	25-Jan-2005	134585	11-Feb-2005	NMC 890928	14-Feb-05
281	FJ	291	25-Jan-2005	134586	11-Feb-2005	NMC 890929	14-Feb-05
282	FJ	292	25-Jan-2005	134587	11-Feb-2005	NMC 890930	14-Feb-05
283	FJ	293	25-Jan-2005	134588	11-Feb-2005	NMC 890931	14-Feb-05
284	FJ	294	25-Jan-2005	134589	11-Feb-2005	NMC 890932	14-Feb-05
285	FJ	295	25-Jan-2005	134590	11-Feb-2005	NMC 890933	14-Feb-05
286	FJ	296	25-Jan-2005	134591	11-Feb-2005	NMC 890934	14-Feb-05
287	FJ	297	25-Jan-2005	134592	11-Feb-2005	NMC 890935	14-Feb-05
288	FJ	298	25-Jan-2005	134593	11-Feb-2005	NMC 890936	14-Feb-05
289	FJ	299	25-Jan-2005	134594	11-Feb-2005	NMC 890937	14-Feb-05
290	FJ	300	25-Jan-2005	134595	11-Feb-2005	NMC 890938	14-Feb-05

				Mineral County		BLM Filing Information
				Recording Information
	Claim		Location			BLM Serial	Record
# Filed	Name		Date	Doc #	Record Date	No.	Date
291	FJ	301	25-Jan-2005	134596	11-Feb-2005	NMC 890939	14-Feb-05
292	FJ	302	25-Jan-2005	134597	11-Feb-2005	NMC 890940	14-Feb-05
293	FJ	303	25-Jan-2005	134598	11-Feb-2005	NMC 890941	14-Feb-05
294	FJ	304	25-Jan-2005	134599	11-Feb-2005	NMC 890942	14-Feb-05
295	FJ	305	25-Jan-2005	134600	11-Feb-2005	NMC 890943	14-Feb-05
296	FJ	306	25-Jan-2005	134601	11-Feb-2005	NMC 890944	14-Feb-05
297	FJ	307	25-Jan-2005	134602	11-Feb-2005	NMC 890945	14-Feb-05
298	FJ	308	25-Jan-2005	134603	11-Feb-2005	NMC 890946	14-Feb-05
299	FJ	309	25-Jan-2005	134604	11-Feb-2005	NMC 890947	14-Feb-05
300	FJ	310	23-Jan-2005	134605	11-Feb-2005	NMC 892476	7-Mar-05
301	FJ	311	23-Jan-2005	134606	11-Feb-2005	NMC 892477	7-Mar-05
302	FJ	312	23-Jan-2005	134607	11-Feb-2005	NMC 892478	7-Mar-05
303	FJ	313	23-Jan-2005	134608	11-Feb-2005	NMC 892479	7-Mar-05
304	FJ	314	23-Jan-2005	134609	11-Feb-2005	NMC 892480	7-Mar-05
305	FJ	315	23-Jan-2005	134610	11-Feb-2005	NMC 892481	7-Mar-05
306	FJ	316	23-Jan-2005	134611	11-Feb-2005	NMC 892482	7-Mar-05
307	FJ	317	23-Jan-2005	134612	11-Feb-2005	NMC 892483	7-Mar-05
308	FJ	318	23-Jan-2005	134613	11-Feb-2005	NMC 892484	7-Mar-05
309	FJ	319	23-Jan-2005	134614	11-Feb-2005	NMC 892485	7-Mar-05
310	FJ	320	23-Jan-2005	134615	11-Feb-2005	NMC 892486	7-Mar-05
311	FJ	321	23-Jan-2005	134616	11-Feb-2005	NMC 892487	7-Mar-05
312	FJ	322	23-Jan-2005	134617	11-Feb-2005	NMC 892488	7-Mar-05
313	FJ	323	23-Jan-2005	134618	11-Feb-2005	NMC 892489	7-Mar-05
314	FJ	324	23-Jan-2005	134619	11-Feb-2005	NMC 892490	7-Mar-05
315	FJ	325	23-Jan-2005	134620	11-Feb-2005	NMC 892491	7-Mar-05
316	FJ	326	23-Jan-2005	134621	11-Feb-2005	NMC 892492	7-Mar-05
317	FJ	327	23-Jan-2005	134622	11-Feb-2005	NMC 892493	7-Mar-05
318	FJ	328	23-Jan-2005	134623	11-Feb-2005	NMC 892494	7-Mar-05
319	FJ	329	23-Jan-2005	134624	11-Feb-2005	NMC 892495	7-Mar-05
320	FJ	330	23-Jan-2005	134625	11-Feb-2005	NMC 892496	7-Mar-05
321	FJ	331	23-Jan-2005	134626	11-Feb-2005	NMC 892497	7-Mar-05
322	FJ	332	23-Jan-2005	134627	11-Feb-2005	NMC 892498	7-Mar-05
323	FJ	333	23-Jan-2005	134628	11-Feb-2005	NMC 892499	7-Mar-05
324	FJ	334	23-Jan-2005	134629	11-Feb-2005	NMC 892500	7-Mar-05
325	FJ	335	23-Jan-2005	134630	11-Feb-2005	NMC 892501	7-Mar-05
326	FJ	336	23-Jan-2005	134631	11-Feb-2005	NMC 892502	7-Mar-05
327	FJ	337	23-Jan-2005	134632	11-Feb-2005	NMC 892503	7-Mar-05
328	FJ	338	23-Jan-2005	134633	11-Feb-2005	NMC 892504	7-Mar-05
329	FJ	339	23-Jan-2005	134634	11-Feb-2005	NMC 892505	7-Mar-05
330	FJ	340	23-Jan-2005	134635	11-Feb-2005	NMC 892506	7-Mar-05
331	FJ	341	24-Jan-2005	134636	11-Feb-2005	NMC 892507	7-Mar-05
332	FJ	342	24-Jan-2005	134637	11-Feb-2005	NMC 892508	7-Mar-05
333	FJ	343	24-Jan-2005	134638	11-Feb-2005	NMC 892509	7-Mar-05
334	FJ	344	24-Jan-2005	134639	11-Feb-2005	NMC 892510	7-Mar-05
335	FJ	345	24-Jan-2005	134640	11-Feb-2005	NMC 892511	7-Mar-05
336	FJ	346	24-Jan-2005	134641	11-Feb-2005	NMC 892512	7-Mar-05
337	FJ	347	24-Jan-2005	134642	11-Feb-2005	NMC 892513	7-Mar-05
338	FJ	348	24-Jan-2005	134643	11-Feb-2005	NMC 892514	7-Mar-05
339	FJ	349	24-Jan-2005	134644	11-Feb-2005	NMC 892515	7-Mar-05
340	FJ	350	24-Jan-2005	134645	11-Feb-2005	NMC 892516	7-Mar-05

			Mineral County		BLM Filing Information
			Recording Information
	Claim	Location			BLM Serial	Record
# Filed	Name	Date	Doc #	Record Date	No.	Date
341	FJ 351	24-Jan-2005	134646	11-Feb-2005	NMC 892517	7-Mar-05
342	FJ 352	24-Jan-2005	134647	11-Feb-2005	NMC 892518	7-Mar-05
343	FJ 353	19-May-2005	135320	20-May-2005	NMC 898850	6-Jun-05
344	FJ 354	19-May-2005	135321	20-May-2005	NMC 898851	6-Jun-05
345	FJ 355	19-May-2005	135322	20-May-2005	NMC 898852	6-Jun-05
346	FJ 356	19-May-2005	135323	20-May-2005	NMC 898853	6-Jun-05
	Total Claims = 346

SCHEDULE A2

To Appendix I

Net Smelter Return Royalty Agreement

Between Pediment Gold LLC and Battle Mountain Gold Exploration Corporation To the Settlement Agreement
by and among BMGX, PGL, NGXS and the Members of NGXS

Hot Pot Property

The following described lands located in Humboldt County, Nevada, as subject to a
Mining Lease Agreement between Owner and Julian Tomera Ranches, Inc.:

SCHEDULE B

To Appendix I

Net Smelter Return Royalty Agreement

Between Pediment Gold LLC and Battle Mountain Gold Exploration Corporation
To the Settlement Agreement by and among BMGX, PGL, NGXS and the Members of NGXS

PERMITTED ENCUMBRANCES

1.	Liens for taxes, assessments or governmental charges or levies not at the time due and delinquent or the validity of which is being contested at the time in good faith by the Owner.

2.	Any undetermined or inchoate liens and charges incidental to current construction or current operations which have not been filed against the Owner or which relate to obligations not due or delinquent.

3.	Any right reserved to or vested in any governmental or public authority by any lease, license, franchise, grant or permit acquired by the Owner, or by any statutory provision to terminate any such lease, license, franchise, grant or permit, or to require annual or other periodic payments as a condition of the continuance thereof.

4.	Any encumbrance resulting from the deposit of cash or obligations as security when the Owner is required to do so by governmental or other public authority or by normal business practice in connection with contracts, license or tenders or similar matters in the ordinary course of business and for the purpose of carrying on the same or to secure worker's compensation, surety or appeal bonds or to secure costs or litigation when required by law.

5.	Easements, rights of way, servitudes or other similar rights in lands granted to or taken by other persons which in the aggregate do not materially impair the usefulness in the business of the Owner of the property subject to such easements, rights or servitudes.

6.	Reservations, limitations, provisos and conditions expressed in any original grant from the United States of America.

7.	Statutory liens incurred or deposits made in the ordinary course of business of the Owner in connection with corporation tax or in connection with worker's compensation, unemployment insurance, employment standards and other social security legislation.

8.	Any other royalties granted by the Owner to BMGX or its Affiliate.

9.	Encumbrances and other minor property interests existing on any Property prior to the acquisition thereof by the Owner or retained or reserved in respect of any Property by the vendor of such Property at the time of conveyance to the Owner.

SCHEDULE C

To Appendix I

Net Smelter Return Royalty Agreement

Between Pediment Gold LLC and Battle Mountain Gold Exploration Corporation
To the Settlement Agreement by and among BMGX, PGL, NGXS and the Members of NGXS

IRREVOCABLE DIRECTION

TO:

     You are hereby irrevocably authorized and directed to pay to BATTLE MOUNTAIN GOLD EXPLORATION CORPORATION (“BMGX”) royalty payments from time to time, calculated in accordance with the written instructions from time to time jointly given to you by the undersigned and BMGX.

     No payments due to the undersigned for minerals delivered and sold to you by the undersigned shall be paid to the undersigned unless a royalty payment (calculated as set out above) is concurrently made by you to BMGX. This irrevocable direction shall remain in full force and effect until the undersigned and BMGX jointly agree in writing to the amendment or termination hereof.

Dated at this day of ____, 20___.

Pediment Gold LLC

By:
___________________________